Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 8, 2012

to

REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 8, 2012 (the “Effective Date”) by and among EQT Corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and PNC Bank, National Association, as administrative agent (the “Administrative Agent”) under that certain Revolving Credit Agreement dated as of December 8, 2010, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders of its intent to enter into a series of transactions (collectively, the “Midstream Transactions”) relating to (a) the direct or indirect transfer of certain assets to EQT Midstream Partners, LP, a Delaware limited partnership and an indirect subsidiary of the Borrower (“EQM”), (b) the purchase by public investors for cash, pursuant to an underwritten initial public offering, of common units in EQM and (c) the transactions described in the foregoing clauses (a) and (b), the material terms of which are set forth in EQM’s Registration Statement filed with the Securities and Exchange Commission on April 4, 2012;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement, including amendments in connection with the Midstream Transactions;

WHEREAS, the Borrower has requested that the Lenders agree to extend the Stated Maturity Date; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1.                                      Amendments to the Credit Agreement (Effective Date).  Effective as of the Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended by replacing the pricing grid therein with the pricing grid set forth on Annex A attached hereto.

(b)                                 The definition of “Stated Maturity Date” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended by replacing “December 8, 2014” therein with “December 8, 2016”.

(c)                                  Schedule 2.01 of the Credit Agreement (Commitments and Pro Rata Shares) is

amended in its entirety to read as set forth on Annex B attached hereto.

2.                                      Amendments to the Credit Agreement (Midstream Transactions).  Effective automatically upon receipt by the Administrative Agent, on or prior to December 31, 2012, of a certificate signed by a Responsible Officer of the Borrower confirming that the Midstream Transactions are being consummated on the date thereof, and that no Default then exists or will result therefrom, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Consolidated Debt” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended to add the following sentence to the end thereof:

For the avoidance of doubt, Consolidated Debt shall not include any Debt of EQM or any EQM Subsidiary.

(b)                                 The definition of “Consolidated Subsidiaries” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended and restated in its entirety to read as follows:

“Consolidated Subsidiaries” means, at any date, any Subsidiary or other entity (other than EQM or any EQM Subsidiary), the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements prepared in accordance with GAAP if such statements were prepared as of such date.

(c)                                  The definition of “Debt” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following sentence to the end of such definition:

Notwithstanding the foregoing, Debt of the Borrower and its Subsidiaries will be deemed not to include Debt of the General Partner which arises by operation of law as a consequence of Debt of EQM because of the General Partner’s position as a general partner of EQM.

(d)                                 The last sentence of the definition of “Subsidiary” appearing in Section 1.01 of the Credit Agreement (Defined Terms) is amended and restated in its entirety to read as follows:

Unless otherwise specified, all references herein or in any other Loan Document to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower, provided, however, that (x) in no event shall the terms “Subsidiary”, “Subsidiaries” or “subsidiary” contained in this Agreement or any other Loan Document include EQM or any EQM Subsidiary unless expressly specified otherwise, (y) in the definition of “Material Debt” (as such term is used in the definition of “Debt” and in Section 8.01(e)), each reference to “Subsidiaries” shall include EQM and the EQM Subsidiaries, and (z) in the definition of “Material Financial Obligations” (as such term is used in the definition of “Debt” and in Section 8.01(e)), each reference to “Subsidiaries” shall include EQM and the EQM Subsidiaries.

(e)                                  Section 1.01 of the Credit Agreement (Defined Terms) is amended to add the following definitions thereto in the correct alphabetical order:

“EQM” means EQT Midstream Partners, LP, a Delaware limited partnership.

“EQM Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by EQM.

“General Partner” means EQT Midstream Services, LLC, a Delaware limited liability company and the general partner of EQM.

(f)                                   Clause (a) of Section 6.01 of the Credit Agreement (Information) is amended to read as follows:

(a)                                 as soon as available, and in any event within 60 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries (and, for purposes of this Section 6.01(a), “Consolidated Subsidiaries” shall include EQM and the EQM Subsidiaries to the extent required to be consolidated by GAAP) as of the end of such fiscal year and the related consolidated statements of income, cash flows and changes in stockholders’ equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing selected by the Borrower, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(g)                                  Clause (b) of Section 6.01 of the Credit Agreement (Information) is amended to read as follows:

(b)                                 as soon as available, and in any event within 35 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries (and, for purposes of this Section 6.01(b), “Consolidated Subsidiaries” shall include EQM and the EQM Subsidiaries to the extent required to be consolidated by GAAP) as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all certified (subject to normal year-end adjustments and the absence of footnotes) as to fairness of presentation, conformity to GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

(h)                                 Clause (c) of Section 6.01 of the Credit Agreement (Information) is amended by adding the following to the end of such clause, before the semicolon: “, reflecting such financial information for EQM and the EQM Subsidiaries as the Lenders shall reasonably request to enable the Lenders to verify what adjustments were made by the Borrower to Consolidated Debt, Shareholders’ Equity and other consolidated amounts in order to exclude EQM and the EQM Subsidiaries in calculating compliance with Section 7.02”.

(i)                                     The first proviso to Section 7.03 of the Credit Agreement (Transactions with Affiliates) is amended to read as follows:

provided that the foregoing restrictions shall not apply to (x) transactions between or among the Borrower and any of its wholly-owned Subsidiaries (other than Excluded Subsidiaries), or (y) transactions between the Borrower and/or any Subsidiary on the one hand and EQM and/or any EQM Subsidiary on the other hand that are on terms and conditions reasonably fair to the Borrower and its Subsidiaries in all material respects in the good faith judgment of the Borrower, and provided further that for purposes of this Section 7.03, a transaction entered into by the General Partner in its capacity as general partner of EQM in connection with the General Partner’s direct or indirect management of EQM and the EQM Subsidiaries, or that is undertaken in accordance with the EQM Partnership Agreement, shall not be deemed to be a transaction between the General Partner and EQM or the EQM Subsidiaries and shall not be prohibited by this Section 7.03, and

(j)                                    Section 7.06 of the Credit Agreement (Change in Nature of Business) is amended and restated in its entirety to read as follows:

7.06  Change in Nature of Business. The Borrower (a) shall not, nor shall it permit any Subsidiary to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto and (b) shall not permit EQM or any EQM Subsidiary, for so long as any such entity is an Affiliate of the Borrower, to engage in any material line of business other than the midstream oil and gas business or any business substantially related or incidental thereto.

(k)                                 The following is hereby added as Section 7.08 of the Credit Agreement (EQM and EQM Subsidiaries):

7.08  EQM and EQM Subsidiaries.

(a)                                 Except as otherwise provided under this Section 7.08, the Borrower shall not, and shall not permit any Subsidiary to, (i) provide any Guarantee of any Debt of EQM or any EQM Subsidiary, (ii) permit any Debt of EQM or any EQM Subsidiary to be recourse to the Borrower, any Subsidiary or any of their respective assets, or (iii) permit any Lien on the property of the Borrower or any Subsidiary to secure any Debt of EQM or any EQM Subsidiary.

(b)                                 Except as otherwise provided under this Section 7.08, the Borrower shall not permit EQM or any EQM Subsidiary to (i) own any capital stock of or other equity interests in the Borrower or any Subsidiary, (ii) hold any Debt of the Borrower, except in the ordinary course of business but in no event Debt for borrowed money, or (iii) hold any Lien on property of the Borrower or any Subsidiary, except in connection with the ordinary course of business but in no event to secure Debt for borrowed money.

(c)                                  Notwithstanding anything to the contrary set forth in clauses (a) and (b) above, so long as no Default then exists or will result therefrom, (i) the Borrower or any Subsidiary may sell or otherwise transfer any asset (excluding capital stock of or other equity interests in any Subsidiary) to EQM or any EQM Subsidiary, and EQM or any EQM Subsidiary may own such assets, (ii) the Borrower or any Subsidiary may sell or otherwise transfer capital stock of or other equity interests in any Subsidiary to EQM or any EQM Subsidiary, and EQM or any EQM Subsidiary may own such capital stock or other equity interests, so long as such Subsidiary is not a “Subsidiary” under this Agreement after giving effect to such sale or transfer, (iii) the General Partner may incur recourse liability for Debt of EQM and/or any EQM Subsidiary and (iv) the Borrower and any Subsidiary of the Borrower may provide credit support (including issuing and maintaining letters of credit, guaranties (other than guaranties of Debt for borrowed money) and surety and performance bonds on behalf of EQM and/or any EQM Subsidiary) to EQM and/or any EQM Subsidiary pursuant to agreements between the Borrower, any Subsidiary, EQM and/or any EQM Subsidiary entered into in the ordinary course of business (including an omnibus agreement among the Borrower, EQM, the General Partner and the other parties thereto, as the same may be amended or otherwise modified from time to time).

(l)                                     Clause (e) of Section 8.01 of the Credit Agreement (Events of Default and Remedies) is amended by replacing “The Borrower or any Subsidiary” therein with “The Borrower, any Subsidiary, EQM or any EQM Subsidiary (but only if EQM or such EQM Subsidiary is an Affiliate of the Borrower)”.

(m)                             Clauses (f) and (g) of Section 8.01 of the Credit Agreement (Events of Default and Remedies) are amended by replacing “The Borrower or any Material Subsidiary” therein with “The Borrower, any Material Subsidiary, EQM or any EQM Subsidiary (but only if EQM or such EQM Subsidiary is an Affiliate of the Borrower)”.

3.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:

(a)                                 counterparts of this Amendment duly executed by the Borrower, all Lenders and the Administrative Agent;

(b)                                 resolutions in conformity with Section 2.14(c)(i) of the Credit Agreement, certified by a Secretary or Assistant Secretary or Borrower, and such additional certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c)                                  a certificate signed by a Responsible Officer of the Borrower in conformity with Section 2.14(c)(ii) of the Credit Agreement;

(d)                                 opinions of counsel to the Borrower covering the matters set forth in Section 2.14(c) of the Credit Agreement; and

(e)                                  all fees and other amounts due and payable on or prior to date hereof, including,

to the extent invoiced at least two (2) Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

4.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws of general application relating to the enforcement of creditors’ rights.

(b)                                 The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof in all material respects, both before and after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

5.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.  Each Lender that is an L/C Issuer has executed this Amendment in its capacity as a Lender and an L/C Issuer.

EQT CORPORATION, as the Borrower

By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent and Swing Line Lender

By:	/s/ Tracy J. DeCock
	Name:	Tracy J. DeCock
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Wells Fargo Bank, NA

By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Bank of America, N.A.

By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Barclays Bank PLC

By:	/s/ Michael Mozer
	Name:	Michael Mozer
	Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

JPMorgan Chase Bank, N.A.

By:	/s/ Muhammad Hasan
	Name:	Muhammad Hasan
	Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Citibank, N.A.

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Deutsche Bank AG New York Branch

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Wolfgang Winter
Name:	Wolfgang Winter
Title:	Managing Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

U.S. Bank National Association

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

SunTrust Bank

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Royal Bank of Canada

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Goldman Sachs Bank USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

The Bank of New York Mellon

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

Canadian Imperial Bank of Commerce, New York Agency

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Executive Director

By:	/s/ Dominic Sorresso
Name:	Dominic Sorresso
Title:	Executive Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

The Huntington National Bank

By:	/s/ W. Christopher Kohler
Name:	W. Christopher Kohler
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement

ANNEX A

Pricing Grid

Pricing Level	Public Debt Ratings S&P/Moody’s/Fitch	Facility Fee	Eurodollar Rate	Letters of Credit	Base Rate
1	A-/A3/A- or higher	12.5	100.0	100.0	0.0
2	BBB+/Baa1/BBB+	15.0	110.0	110.0	10.0
3	BBB/Baa2/BBB	20.0	117.5	117.5	17.5
4	BBB-/Baa3/BBB-	25.0	137.5	137.5	37.5
5	Lower than BBB-/Baa3/BBB-	30.0	157.5	157.5	57.5

ANNEX B

Commitments and Pro Rata Shares

Lender	Commitment	Percentage
PNC Bank, National Association	$115,000,000.00	7.666666667%
Wells Fargo Bank, National Association	115,000,000.00	7.666666667%
Bank of America, N.A.	115,000,000.00	7.666666667%
Barclays Bank PLC	115,000,000.00	7.666666667%
JPMorgan Chase Bank, N.A.	115,000,000.00	7.666666667%
Citibank, N.A.	115,000,000.00	7.666666667%
Bank of Tokyo — Mitsubishi UFJ, Ltd.	115,000,000.00	7.666666667%
Credit Suisse AG, Cayman Islands Branch	90,000,000.00	6.000000000%
Deutsche Bank AG New York Branch	90,000,000.00	6.000000000%
U.S. Bank National Association	90,000,000.00	6.000000000%
SunTrust Bank	85,000,000.00	5.666666667%
Royal Bank of Canada	85,000,000.00	5.666666667%
Goldman Sachs Bank USA	85,000,000.00	5.666666667%
The Bank of New York Mellon	70,000,000.00	4.666666669%
Canadian Imperial Bank of Commerce, New York Agency	50,000,000.00	3.333333333%
The Huntington National Bank	50,000,000.00	3.333333333%
Total Commitments	$1,500,000,000.00	100.00%